SEI INSTITUTIONAL MANAGED TRUST

Multi-Strategy Alternative Fund
(the "Fund")

Supplement dated May 29, 2014
to the Class A Shares Prospectus (the "Prospectus") dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the annual fund operating expenses, portfolio management and voluntary fee waiver disclosure of the Fund.

Change in Annual Fund Operating Expenses

The sections under the sub-headings "Annual Fund Operating Expenses" and "Example" in the Fund Summary for the Fund are hereby deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.62	%*
Acquired Funds Fees and Expenses (AFFE)	1.42	%*
Total Annual Fund Operating Expenses	3.54	%†*

*  The expense information in the table has been restated to reflect the current fees.

†  The Fund incurred AFFE during the most recent fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Strategy Alternative Fund—Class A Shares	$357	$1,085	$1,836	$3,809

Change in Portfolio Management

Under the heading "Principal Investment Strategies" in the Fund Summary for the Fund, the third paragraph is hereby deleted and replaced with the following text:

Although the Multi-Strategy Alternative Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC) whereby Fund assets would be allocated among one or more Sub-Advisers, the Fund's assets currently are allocated only to Underlying Funds.

In addition, the section titled "Sub-Adviser and Portfolio Managers" in the Fund Summary for the Fund is hereby deleted.

In addition, under the section titled "Investment Adviser and Sub-Advisers," all references to (i) Turner Investments, L.P.; and (ii) SIMC allocating a portion or all of the assets of the Fund to one or more sub-advisers are hereby deleted.

Addition to the Voluntary Fee Waiver Disclosure

The following text and charts are hereby added to the end of the section titled "Information About Fee Waivers":

As a result of the change in the Multi-Strategy Alternative Fund's portfolio management, the Fund's actual total annual Fund operating expenses for the current fiscal year are expected to differ from those of the prior year. Accordingly, the fees voluntarily waived by SIMC, the Funds' administrator and/or the Funds' distributor will also differ to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds' business) at the level specified in the table below. The voluntary waivers of SIMC, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and therefore do not apply to indirect expenses incurred by the Funds, such as AFFE (which is expected to increase as a result of the change in the Fund's portfolio management). The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the Multi-Strategy Alternative Fund's actual total annual Fund operating expenses for the current fiscal year are expected to be as follows:

Fund Name—Class A Shares	Expected Total Annual Fund Operating Expenses (before fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, interest expense and after commission recapture, if applicable)*
Multi-Strategy Alternative Fund	3.54%	1.92%	0.50%	0.50%

*  AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Funds through their investments in other investment companies during the current fiscal year.

In addition, for the current fiscal year, due to its voluntary fee waivers discussed above, SIMC is expected to receive investment advisory fees, as a percentage of Multi-Strategy Alternative Fund's average daily net assets, at the following annual rates:

Fund Name—Class A Shares	Investment Advisory Fees	Expected Investment Advisory Fees After Fee Waivers for the current fiscal year
Multi-Strategy Alternative Fund	1.50%	0.16%

There are no other changes to the annual fund operating expenses, portfolio management or voluntary fee waiver disclosure of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-876 (5/14)

SEI INSTITUTIONAL MANAGED TRUST

Multi-Strategy Alternative Fund
(the "Fund")

Supplement dated May 29, 2014
to the Statement of Additional Information (the "SAI") dated January 31, 2014

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following change in the portfolio management of the Fund.

Change in Portfolio Management

Under the sub-heading "Multi-Strategy Alternative Fund" under the heading "Investment Objectives and Policies," the sixth paragraph is hereby deleted and replaced with the following text:

Although the Multi-Strategy Alternative Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC) whereby Fund assets would be allocated among one or more Sub-Advisers, the Fund's assets currently are allocated only to Underlying Funds.

In addition, under the heading "The Sub-Advisers," under the section titled "The Adviser and Sub-Advisers," all references to Turner Investments, L.P.'s management of the Fund are hereby deleted.

In addition, under the sub-heading "Turner," under the heading "Portfolio Management," under the section titled "The Adviser and Sub-Advisers," all references to Turner Investments, L.P.'s management of the Fund are hereby deleted.

There are no other changes to the portfolio management of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-877 (5/14)